Exhibit 10.2
Execution Version
Weatherford International Ltd.
U.S.$500,000,000
6.500% Senior Secured First Lien Notes due 2028
Purchase Agreement
September 21, 2021
Deutsche Bank Securities Inc.
60 Wall Street
New York, NY 10005
As Representative of the several
Initial Purchasers named in Schedule I hereto
Ladies and Gentlemen:
Weatherford International Ltd., a Bermuda exempted company (the “Company”), proposes to sell to you and the other initial purchasers named in Schedule I hereto (each, an “Initial Purchaser” and, collectively, the “Initial Purchasers”), for whom you are acting as representative (in such capacity, the “Representative”), U.S.$500,000,000 principal amount of its 6.500% Senior Secured First Lien Notes due 2028 (the “Notes”). As used herein, the term “Securities” collectively refers to the Notes and the Guarantees (as defined below). The Securities are to be issued under an Indenture, to be dated as of the Closing Date (as defined below) (the “Indenture”), among the Company, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), and will be fully and unconditionally guaranteed on a senior secured basis (the “Guarantees”) by Weatherford International plc, an Irish public limited company (the “Parent Guarantor”), and Weatherford International, LLC, a Delaware limited liability company (“Weatherford Delaware” and, together with the Parent Guarantor and the other guarantors party hereto, the “Guarantors”), as set forth in the Indenture.
The Securities will be secured (i) on a first-priority basis by security interests on substantially all material assets of the Guarantors organized in Mexico and Brazil and any other jurisdictions agreed upon by the lenders holding a majority of the commitments in respect of the LC Credit Agreement (as defined below), and consisting of capital stock of subsidiaries organized in Cayman Islands, China, Cyprus, Qatar, Romania, Russia and the United Arab Emirates (the “Notes Priority Collateral”) and (ii) on a second-priority basis by security interests on substantially all other material assets of the Company and the Guarantors (the “LC Credit Agreement Priority Collateral,” and collectively with the Notes Priority Collateral, the “Collateral”), in each case subject to certain exceptions and permitted liens as described in the Pricing Disclosure Package and the Final Memorandum (each as defined below). The Collateral will also secure the Company’s and Guarantors’ obligations under the Company’s and Weatherford Delaware’s senior letter of credit agreement, dated as of December 13, 2019 (as amended by that certain Amendment No. 1 to LC Credit Agreement and Amendment No. 1 to U.S. Security Agreement dated as of August 28, 2020 and Amendment No. 2 to LC Credit

Agreement dated as of September 20, 2021 (the “LC Credit Agreement Amendment No. 2”) and as further amended, restated, amended and restated, modified or supplemented from time to time, the “LC Credit Agreement”), among the Company, Weatherford Delaware, the Parent Guarantor, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as administrative agent for the lenders, and the issuing banks from time to time party thereto. The Issuer’s and Guarantors’ obligations under the LC Credit Agreement will initially be secured by second-priority liens with respect to the Notes Priority Collateral and first-priority liens with respect to the LC Credit Agreement Priority Collateral.
The Notes and Security Documents (as defined below) will be subject to the intercreditor agreement, dated August 28, 2020 (the “Intercreditor Agreement”), among Deutsche Bank Trust Company Americas, BTA Institutional Services Australia Limited, the Collateral Agent, the Parent Guarantor and the other grantors named therein, which the Collateral Agent will join as the Collateral Agent for the Notes (such joinder, the “Intercreditor Agreement Joinder”). The Intercreditor Agreement will govern relative priorities and rights in the Collateral of the secured parties with respect to the LC Credit Agreement and the holders of the Notes and certain other matters relating to the administration of security interests.
The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire the Securities will be deemed to have agreed that the Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Act or if an exemption from the registration requirements of the Act is available (including the exemptions afforded by Rule 144A under the Act (“Rule 144A”) or Regulation S under the Act (“Regulation S”)).
The Company has prepared and delivered to the Initial Purchasers a Preliminary Offering Memorandum, dated September 20, 2021 (the “Preliminary Memorandum”), and has prepared and delivered to the Initial Purchasers a Pricing Supplement, dated September 21, 2021 (the “Pricing Supplement”), describing the terms of the Securities, each for use by each Initial Purchaser in connection with its solicitation of offers to purchase the Securities. The Preliminary Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after this purchase agreement (the “Agreement”) is executed and delivered, the Company will prepare and deliver to the Initial Purchasers a Final Offering Memorandum, dated the date hereof (the “Final Memorandum”). References herein to Preliminary Memorandum, the Pricing Disclosure Package and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Memorandum.

Each of the Company and Guarantors hereby confirms its agreements with the Initial Purchasers as follows:
1.Representations and Warranties. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the Initial Purchasers as set forth below in this Section 1 (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made as of the Closing Date).
(a)Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 4 hereof and with the procedures set forth in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act (as defined below).
(b)None of the Company, its affiliates (as such term is defined in Rule 501(b) under the Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Act. None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.
(c)The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act (as defined below) or quoted in a U.S. automated interdealer quotation system.
(d)Neither the Pricing Disclosure Package as of the Time of Sale, nor the Final Memorandum, as of its date or (as amended or supplemented in accordance with Section 5(a), as applicable) as of the Closing Date, contains or represents any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Pricing Disclosure Package, the Final Memorandum or any amendment or supplement thereto based upon and in conformity with written information furnished to the Company or the Guarantors by or on behalf of the Initial Purchasers specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 9(b) hereof.
(e)Other than communications (collectively, the “Franklin Communications”) with Franklin Advisers, Inc. and their affiliates (collectively, “Franklin”), including the backstop agreement between the Company, the Parent Guarantor and certain affiliates of Franklin, dated September 20, 2021 (the “Backstop Agreement”), the Company and the Guarantors have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 5(a). Each such communication by the Company, the Guarantors or their agents and representatives pursuant to clause (iii) of the preceding sentence and the Franklin Communications (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use in any Company Additional Written Communication.
(f)The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum, when they became effective or at the time they were or hereafter are filed with the Commission (collectively the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)[reserved].
(h)The accounting firm that certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Offering Memorandum is an independent registered public accounting firm as required by the Act, the Exchange Act and the Public Company Accounting Oversight Board.

(i)The consolidated financial statements included or incorporated by reference in the Offering Memorandum present fairly in all material respects the balance sheets of the Parent Guarantor and its consolidated subsidiaries at the dates indicated and the statements of operations, comprehensive income, shareholders’ equity and cash flows of the Parent Guarantor and its consolidated subsidiaries for the periods specified, all prepared in conformity with generally accepted accounting principles (“GAAP”) (subject, in the case of interim statements, to normal year-end audit adjustments); the consolidated financial statements and the related financial statement schedules included in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission; and neither the Company nor any Guarantor has any material contingent obligation that is not disclosed in such financial statements or in the Offering Memorandum. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The capitalization table included in the Final Memorandum and the Pricing Disclosure Package presents fairly in all material respects the information shown therein and has been prepared on a basis consistent with that of the audited financial statements included in the Offering Memorandum.
(j)Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change in the consolidated financial position, shareholders’ equity, prospects, results of operations or business of the Company, the Parent Guarantor and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company, either of the Guarantors or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Parent Guarantor and their respective subsidiaries considered as one enterprise, and (iii) there has been no dividend or distribution of any kind declared, paid or made by either the Company (other than to the Parent Guarantor or its wholly owned subsidiaries) or the Parent Guarantor on any class of its share capital.
(k)The Company has been duly organized and is validly existing as a exempted company limited by shares in good standing under the laws of Bermuda and has company power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Indenture, the Notes and the Security Documents; the Parent Guarantor has been duly organized and is validly existing as a public limited company in good standing (to the extent applicable) under the laws of Ireland and has company power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Indenture, its Guarantee and the Security Documents; Weatherford Delaware has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has limited liability power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Indenture, its Guarantee and the

Security Documents; the Company is duly qualified as a foreign corporation to transact business and is in good standing (to the extent applicable) in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing (to the extent applicable) would not result in a Material Adverse Effect; and each Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business (except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect) and has power and authority enter into and perform its obligations under this Agreement, the Indenture, its Guarantee and the Security Documents.
(l)All of the subsidiaries (as defined in Rule 405 under the Act) of the Parent Guarantor have been duly incorporated or formed and are validly existing as corporations, limited liability companies, limited partnerships or other forms of entities, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation (to the extent applicable), have the requisite power and authority to own their respective properties and conduct their respective businesses, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies, limited partnerships or other forms of entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
(m)The Parent Guarantor’s authorized equity capitalization is as set forth in the Offering Memorandum (except for subsequent issuances of shares of capital stock upon the exercise of stock options and vesting of restricted stock units pursuant to employee or director stock plans or under share repurchase plans, pursuant to the terms thereof, or the issuance of capital stock upon conversion of convertible securities, in each case as disclosed in documents incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum); the Company is an indirect, wholly owned subsidiary of the Parent Guarantor.
(n)All the outstanding shares of capital stock of the Company and each Guarantor (other than the Parent Guarantor) have been duly and validly authorized and issued and are fully paid and non-assessable and, except as otherwise set forth in the Offering Memorandum and other than the equity interests in joint ventures that are held by third parties, all outstanding shares of capital stock of each of the Company and the Guarantors (other than the Parent Guarantor) are owned by the Parent Guarantor, either directly or through wholly owned subsidiaries, free and clear of all liens, encumbrances, equities or claims except for liens, encumbrances, equities or claims permitted or arising under or in connection with the LC Credit Agreement and the Existing Senior Secured Notes Indenture (as defined below) and except for liens, encumbrances, equity, or claims that would not, singly or in the aggregate, have a Material Adverse Effect.
(o)This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(p)No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company’s or any Guarantor’s retaining any rating assigned to the Company or any Guarantor or any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering any of the actions described in Section 6(bb) hereof.
(q)The Indenture and the Security Documents have been duly authorized by the Company and each Guarantor that is a party thereto. The Indenture and the Security Documents, when executed and delivered by the Company and each Guarantor that is a party thereto, will constitute, a valid and binding agreement of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
(r)Upon the filing with the appropriate governmental authorities of the financing statements in appropriate form with respect to which a security interest may be perfected by filing or recordation, the liens and security interests created by the Security Documents and any other documents or filings made pursuant thereto will be fully perfected with all right, title and interest of the Company and each of the Guarantors in the Collateral to the extent such interests can be perfected by such filing, prior and superior to all other liens other than liens permitted pursuant to the Indenture, the LC Credit Agreement or the Security Documents.
(s)The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Company and each of the Guarantors, as the case may be, for issuance and sale pursuant to this Agreement. The Securities, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company and the Guarantors, as the case may be, enforceable against the Company and each Guarantor, as the case may be, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
(t)The Securities, the Indenture and the Security Documents will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum. The Collateral conforms in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(u)Neither the Company, nor any of the Guarantors, is (i) in violation of its charter, constitution, memorandum and articles of association or bye-laws or similar governing document, as applicable, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which it is a party or by which it is bound or which any of its properties or assets may be subject (collectively, “Agreements and Instruments”) or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except with respect to (ii) or (iii), for any such violations or defaults that would not be reasonably likely, singly or in the aggregate, to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities and the Security Documents and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption “Use of Proceeds”) and compliance by the Company and the Guarantors with their respective obligations hereunder and under the Indenture, the Securities and the Security Documents and the fulfillment of the terms hereof or thereof, have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or any of their respective subsidiaries pursuant to, the Agreements and Instruments, (ii) result in any violation of the provisions of the charter, articles or memorandum of association, organizational regulations or bye-laws (or similar governing document) of the Company, the Guarantors or any of their respective subsidiaries or (iii) result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their assets, properties or operations; except for such conflict, breach, violation or default which would, for purposes of clauses (i) and (iii) above, either individually or in the aggregate, not have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company and each Guarantor of their respective obligations hereunder. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Guarantor.
(v)[reserved].
(w)No labor dispute with the employees of the Company, Guarantors or any of their respective subsidiaries exists or, to the knowledge of the Company or the Guarantors, is imminent, which would reasonably be expected to have a Material Adverse Effect; and there are no significant unfair labor practice complaints pending against the Company, any Guarantor or any of their respective subsidiaries or, to the knowledge of the Company or Guarantors, threatened against any of them, except those which would not reasonably be expected to have a Material Adverse Effect.
(x)Except as described in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantors, threatened, against or affecting the Company, any Guarantor or any of their respective subsidiaries, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company and the Guarantors of their respective obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company, the Guarantors or any of their respective subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.
(y)The Company, the Guarantors and their respective subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except where such conflict could not reasonably be expected to have a Material Adverse Effect.
(z)None of the Company, the Guarantors or any of their subsidiaries has taken, nor will the Company, the Guarantors or any of their subsidiaries take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Guarantors to facilitate the sale or resale of the Securities.
(aa)No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company and the Guarantors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, or for the due execution, delivery or performance of the Indenture by the Company and each Guarantor, except (i) as may be required under the Act or state or securities laws and the Companies Act 1981 of Bermuda, (ii) such as may be required under the blue sky laws or foreign securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Initial Purchasers, (iii) such as may be required to perfect the Trustee’s or the Collateral Agent’s security interests granted pursuant to the Security Documents, (iv) as have already been made, obtained or rendered, as applicable, and (v) except where the failure to so make, obtain or render, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
(bb)    The Company, the Guarantors and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the Company, the Guarantors and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company, the Guarantors nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
(cc)    The Company, the Guarantors and their respective subsidiaries have good and marketable title in fee simple to all real property owned by the Company, the Guarantors or their respective subsidiaries, as applicable, and good and valid title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Offering Memorandum or (ii) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company, the Guarantors and their respective subsidiaries, and under which the Company, the Guarantors or any of their respective subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company, the Guarantors nor any of their respective subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company, the Guarantors or any of their respective subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company, the Guarantors or any such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease except such as (i) are described in the Offering Memorandum or (ii) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(dd)    Except as described in the Offering Memorandum, there are no issue, stock, or transfer taxes, stamp duties or other similar fees or charges under Federal law, the laws of any state or the laws of Bermuda, Ireland or Switzerland or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance, sale or delivery by the Company and the Guarantors of the Securities.

(ee)    Neither the Company nor any Guarantor is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum, will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the U.S. Investment Company Act of 1940, as amended.
(ff)    Except as described in the Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Company, the Guarantors nor any of their respective subsidiaries is in violation of any federal, state, provincial, territorial, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health or safety, the environment (including, without limitation, ambient and indoor air, surface water, groundwater, land surface or subsurface strata) or natural resources (including, without limitation, wildlife), including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, or release of, or exposure to, Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company, the Guarantors and their respective subsidiaries have obtained all Governmental Licenses required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company or the Guarantors, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law (including, without limitation, for the investigation or remediation of any disposal or release of, or exposure to, Hazardous Materials) against the Company, the Guarantors or any of their respective subsidiaries and (iv) there are no events or circumstances that have resulted in, or would reasonably be expected to result in, costs (including, without limitation, capital expenditures) or in liabilities (including, without limitation, orders for clean-up or remediation, or an action, suit or proceeding by any private party or governmental authority or agency) incurred by, against or affecting the Company, the Guarantors or any of their respective subsidiaries relating to Hazardous Materials or any Environmental Laws.
(gg)    Except as would not, singly or in the aggregate, have a Material Adverse Effect, (i) all tax returns required to be filed by the Company or the Guarantors have been timely filed or are in the process of being filed (ii) all such returns are true, complete and correct, and (iii) all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from the Company or the Guarantors have been timely paid, other than such taxes or other assessments (x) being contested in good faith or (y) for which adequate reserves have been provided. The accruals on the books and records of the Parent Guarantor and its subsidiaries in respect of any material tax liability for any period not finally determined are adequate to meet any assessments or proposed assessments of tax for any such period.

(hh)    Neither the Company, the Guarantors nor any of their respective subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any material change in the share capital or long-term debt of the Company, the Guarantors or any of their respective subsidiaries, or any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business of the Company, the Guarantors or their respective subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum.
(ii)    The Company, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance (including self-insurance) in such amounts and covering such risks as they reasonably deem sufficient for the conduct of their respective businesses and the value of their respective properties, except where not having such insurance coverage would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and neither the Company, the Guarantors nor any of their respective subsidiaries has received notice of cancellation or non-renewal of such insurance, except such notices of cancellation or non-renewal as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(jj)    Each of the Company, the Guarantors and their respective subsidiaries (i) makes and keeps books and records, which accurately reflect transactions and dispositions of its assets, and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s general and specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s general and specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals.
(kk)    Neither the Company, the Guarantors nor any of their respective subsidiaries, nor, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Guarantors or any of their respective subsidiaries (i) has used any funds for any unlawful contribution, gift, property, entertainment or other unlawful expense related to political activity, (ii) has made, taken or will take any action to further or facilitate any offer, payment, gift, promise to pay, or any offer, gift or promise of anything else of value, directly or indirectly, to any person knowing that all or a portion of the payment will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business for the Company, the Guarantors or any of their respective subsidiaries, or to secure an improper advantage for the Company, the Guarantors or any of their respective subsidiaries, (iii) has made, offered, taken, or will make, offer or take any act in furtherance of any bribe, unlawful rebate, payoff, influence payment, property, gift, kickback or other unlawful payment or (iv) is aware of, has taken or will take any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Irish Criminal Justice (Corruption Offences) Act 2018, OECD Convention on Bribery of Foreign Public Officials in International Business Transactions, the Foreign Corrupt Practices Act of 1977 (the “FCPA”) or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Company, the Guarantors and their respective subsidiaries and, to the knowledge of the Company and the Guarantors, their respective affiliates, have conducted their business in compliance with the FCPA and have instituted and maintain policies and procedures to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Irish Criminal Justice (Corruption Offences) Act 2018, OECD Convention on Bribery of Foreign Public Officials in International Business Transactions, the FCPA or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.
(ll)    The operations of the Company, the Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including without limitation, those of Title 18 U.S. Code section 1956 and 1957, the Bank Secrecy Act of 1970, otherwise known as the Currency and Foreign Transactions Reporting Act, as amended, the money laundering statutes of all applicable jurisdictions where the Company, the Guarantors or any of their respective subsidiaries conducts business, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries, and any international anti-money laundering guidelines, principles or procedures issued by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, and any Executive Order, directive, or regulation pursuant to the authority or to the enforcement of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Guarantors, threatened.
(mm)    Neither the Company, the Guarantors nor any of their respective subsidiaries, nor, to the knowledge of the Company or the Guarantors, any director, officer, agent, employee or affiliate of the Company, the Guarantors or any of their respective subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union, the United Kingdom (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority

(collectively, “Sanctions” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, currently the subject of Sanctions (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) (including, without limitation, the Crimea region, Cuba, Iran, North Korea and Syria), (iii) is designated as a “specially designated national” or a “blocked person” by the United States, (iv) have engaged in during the past five years, are now engaged in, or will engage in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, or (v) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity (A) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitating, is the subject or target of Sanctions, (B) to fund or facilitate any activities of or business in any Sanctioned Country in violation of Sanctions or (C) in any other manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as an initial purchaser, underwriter, advisor, investor or otherwise).
(nn)    The Company, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers and their affiliates, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 under Regulation S. The Parent Guarantor is a “reporting issuer”, as defined in Rule 902 under Regulation S.
(oo)    Neither the Company, the Guarantors nor any of their respective subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company, the Guarantors or any of their respective subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.
(pp)    Neither the Company, the Guarantors nor any of their respective subsidiaries has taken, or will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.
(qq)    (i) The Parent Guarantor has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Parent Guarantor in the reports it files or submits under the Exchange Act is accumulated and communicated to its management, including its principal executive officer and its principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Parent Guarantor has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(rr)    Since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, there has not been (i) any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves senior management. Since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. The Parent Guarantor has designed and maintains internal control over financial reporting (as such term is defined in Rules 13a-15(f) and Rules 15d-15(f) under the Exchange Act, referred to herein as “Reporting Controls”), and the Reporting Controls are (i) designed to, and sufficient to, provide reasonable assurance (A) that transactions are executed in accordance with management’s general or specific authorizations; (B) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) that access to assets is permitted only in accordance with management’s general or specific authorization; and (D) that recorded assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (ii) to the knowledge of the Company or the Parent Guarantor, effective to perform the functions for which they are maintained.
(ss)    Other than as disclosed in the Offering Memorandum, under the current laws and regulations of Ireland, Switzerland or Bermuda and any political subdivision thereof or therein having the power to tax, all interest, principal, premium, if any, additional amounts, if any, and other payments on the Notes shall be paid free and clear, and without any deduction or withholding for or on account of, any current or future taxes, levies, imposts, duties, charges or other deductions or withholdings levied in Ireland, Switzerland or Bermuda or any political subdivision thereof or therein having the power to tax and without the necessity of obtaining any governmental authorization in Ireland, Switzerland or Bermuda or any political subdivision thereof or therein having the power to tax.
(tt)     (i) To the knowledge of the Company and the Guarantors, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s and Guarantors’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of its customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and the Guarantors and any such data processed or stored by third parties on behalf of the Company and the Guarantors, equipment or technology (collectively, “IT Systems and Data”)); (ii) none of the Company and the Guarantors has been notified of, and has no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to its IT Systems and Data and (iii) each of the Company and the Guarantors has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, except in the case of (i), (ii) or (iii) where the breach, incident attack or other compromise, event or condition or failure to implement appropriate controls, policies, procedures and technological safeguards would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Company and the Guarantors is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect.
Any certificate signed by any officer of the Company or Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or such Guarantor, as the case may be, as to matters covered thereby, to each Initial Purchaser.
2.Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Guarantors agree to sell to the Initial Purchasers, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and the Guarantors, the total principal amount of Notes set forth opposite the name of such Initial Purchaser in the column (i) “Principal Amount of Notes to be Purchased Subject to Section 2 Fee” set forth in Schedule I hereto at the purchase price of 99.50% of the principal amount of the Notes and (ii) “Principal Amount of Notes to be Purchased Not Subject to Section 2 Fee” set forth in Schedule I hereto at the purchase price of 100.00% of the principal amount of the Notes, in each case payable on the Closing Date.
3.Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule II hereto or at such time on such later date not more than three Business Days (as defined below) after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price therefor to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct.
4.Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that:
(a)it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(i)only to persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
(ii)in accordance with restrictions set forth in Annex W hereto.
(b)it is a Qualified Institutional Buyer and it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Act;
(c)it has not solicited offers for, or offered or sold and will not solicit offers for, or offer or sell Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act; and
(d)it has not solicited offers for, or offered or sold and will not solicit offers for, or offer or sell Securities in the European Economic Area in circumstances which would require the publication of a prospectus pursuant to the Prospectus Regulation (as defined below) or otherwise. “Prospectus Regulation” means Regulation (EU) 2017/1129 and amendments thereto and includes any relevant implementing measure in any member state of the European Economic Area.
5.Agreements. The Company and the Guarantors jointly and severally agree with each Initial Purchaser that:
(a)As promptly as practicable following the Time of Sale and in any event not later than the fourth Business Day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Memorandum, which shall consist of the Preliminary Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Memorandum or the Pricing Supplement. The Company will not amend or supplement the Final Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two Business Days prior to the proposed use or filing, and shall not have objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.
(b)If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Company and the Guarantors will immediately notify the Representative thereof and forthwith prepare and (subject to Section 5(a) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 5 hereof) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with all applicable law.
The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 9 hereof are specifically applicable and relate to each offering memorandum, amendment or supplement referred to in this Section 5.
(c)The Company and the Guarantors will use the net proceeds received by them from the sale of the Securities in the manner specified in the Final Memorandum under “Use of Proceeds.”
(d)The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Memorandum and any amendments and supplements thereto as they shall reasonably request.
(e)The Company and the Guarantors will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may reasonably request and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company and the Guarantors be obligated to (i) qualify to do business in any jurisdiction where they are not now so qualified, (ii) to take any action that would subject them to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where they are not now so subject, (iii) take any action that could subject them to taxation in any such jurisdiction if they are not otherwise so subject, or (iv) publish a prospectus pursuant to the Prospectus Regulation or otherwise.
(f)[reserved].
(g)The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Act.
(h)The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.
(i)[reserved].
(j)The Company and the Guarantors will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company, the Guarantors or their respective subsidiaries to facilitate the sale or resale of the Securities.
(k)Each of the Company and the Guarantors agrees, jointly and severally, to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, stock, or transfer taxes and stamp duties and other similar fees or charges in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Securities and the Indenture, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Representative (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable and documented fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities, (ix) all fees and expenses (including reasonable and documented fees and expenses of counsel) of the

Company and the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement, (x) the fees and expenses (including without limitation, filing and recording fees, search fees, taxes and costs of title policies (if any)) incurred with respect to creating, documenting and perfecting the security interests in the Collateral as contemplated by the Security Documents, including the Post-Closing Security Documents (including the reasonable and documented fees and expenses of counsel to the Initial Purchasers for all periods prior to and after the Closing Date) and (xi) all expenses incident to the “road show” for the offering of the Securities, including travel expenses. Except as provided in this Section 5 and Sections 6 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
(l)The Company and the Guarantors will cooperate with the Initial Purchasers and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.
(m)The Company and the Guarantors shall be required to take the actions specified in Annex V hereto as promptly as reasonably practicable, and in any event within the time periods set forth in Annex V hereto; provided, however that with respect to the perfection of security interests in property with respect to which a lien may be perfected by the filing of a UCC financing statement, the UCC financing statement will be required to be filed on the Closing Date.
(n)The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers against any documentary, stamp, sales, transaction or similar issue tax, including any interests and penalties, on the creation, issue and sale of the Notes.
6.Conditions to the Obligations of the Initial Purchasers. The several obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time (as defined below), the Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their respective obligations hereunder and to the following additional conditions:
(a)The Company and the Guarantors shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Company and the Guarantors, to have furnished to the Initial Purchasers their opinion and negative assurance letters, each dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex A-1 and Annex A-2, respectively.
(b)The Company and the Guarantors shall have requested and caused the Executive Vice President, General Counsel and Chief Compliance Officer of the Company and the Guarantors, to have furnished to the Initial Purchasers his opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex B.
(c)The Company and the Guarantors shall have requested and caused Conyers Dill & Pearman Limited, special Bermudian counsel for the Company and certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex C.
(d)The Company and the Guarantors shall have requested and caused Brons & Salas Abogados, special Argentinian counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex D.
(e)The Company and the Guarantors shall have requested and caused Clayton Utz, special Australian counsel for the Initial Purchasers, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex E.
(f)The Company and the Guarantors shall have requested and caused Veirano Advogados, special Brazilian counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex F.
(g)The Company and the Guarantors shall have requested and caused Conyers Dill & Pearman Limited, special British Virgin Islands counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex G.
(h)The Company and the Guarantors shall have requested and caused Dentons, special Canadian counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex H.
(i)The Company and the Guarantors shall have requested and caused Latham & Watkins LLP, special English counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex I.
(j)The Company and the Guarantors shall have requested and caused Baker & McKenzie Germany, special German counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex J.
(k)The Company and the Guarantors shall have requested and caused Matheson, special Irish counsel for certain of the Guarantors, including the Parent Guarantor, to have furnished to the Initial Purchasers their opinion, dated the Closing

Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex K.
(l)The Company and the Guarantors shall have requested and caused Baker & McKenzie Luxembourg, special Luxembourg counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex L.
(m)The Company and the Guarantors shall have requested and caused Baker & McKenzie Mexico, special Mexican counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex M.
(n)The Company and the Guarantors shall have requested and caused Baker & McKenzie Amsterdam N.V., special Dutch counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex N.
(o)The Company and the Guarantors shall have requested and caused Advokatfirmaet Selmer AS, special Norwegian counsel for the Initial Purchasers, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex O.
(p)The Company and the Guarantors shall have requested and caused Arias, Fábrega & Fábrega, special Panamanian counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex P.
(q)The Company and the Guarantors shall have requested and caused Baker & McKenzie Geneva, special Swiss counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex Q.
(r)The Company and the Guarantors shall have requested and caused Latham & Watkins LLP, special California, Illinois and Texas counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex R.
(s)The Company and the Guarantors shall have requested and caused Holland & Hart LLP, special Nevada counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex S.
(t)The Company and the Guarantors shall have requested and caused Holland & Hart LLP, special Wyoming counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex T.

(u)The Company and the Guarantors shall have requested and caused Jones Walker LLP, special Louisiana counsel for certain of the Guarantors, to have furnished to the Initial Purchasers their opinion, dated the Closing Date, and addressed to the Initial Purchasers, substantially to the effect set forth in Annex U.
(v)The Initial Purchasers shall have received from Kirkland & Ellis LLP, counsel for the Initial Purchasers, such opinion or opinions and negative assurance letters, dated the Closing Date, and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
(w)The Company and the Guarantors shall have furnished to the Initial Purchasers a certificate of the Company and the Guarantors, signed by the Executive Vice President and Chief Financial Officer of the Parent Guarantor and the principal financial or accounting officer of each of the Company and the other Guarantors or other authorized officer of the Company and each of the Guarantors, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Pricing Disclosure Package, the Final Memorandum and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:
(i)the representations and warranties of the Company and the Guarantors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and that the Company and each Guarantor has materially complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and
(ii)since the date of the most recent financial statements included in the Pricing Disclosure Package and the Final Memorandum (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, the Guarantors and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any supplement thereto).
(x)Immediately following the Execution Time, the Initial Purchasers shall receive from KPMG LLP a letter, dated as of the date of this Agreement, and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchasers with respect to the financial statements and certain financial information relating to the Parent Guarantor and its subsidiaries contained in the Pricing Disclosure Package and other customary matters.

(y)On the Closing Date, the Initial Purchasers shall have received from KPMG LLP a letter, dated as of the Closing Date, and addressed to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(x), except that the cut-off date for certain procedures performed by them shall be a date not more than two Business Days prior to the Closing Date, and providing information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information relating to the Parent Guarantor and its subsidiaries contained in the Final Memorandum.
(z)[reserved].
(aa)Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, the Guarantors and their respective subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to above, is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).
(bb)    Subsequent to the execution and delivery of this Agreement, no downgrading has occurred in the rating of any debt securities of the Company or any Guarantor by any “nationally recognized statistical rating organization,” or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or any Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).
(cc)    For the purpose of effecting delivery of the Securities in book-entry form, the Company agrees to issue, in the name of Cede & Co., such Securities being issued to the Initial Purchasers and to instruct Cede & Co. to deliver the book-entry interest in such Securities to broker accounts as directed by the Initial Purchasers.
(dd)    The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.
(ee)    The Company and the Guarantors shall have executed and delivered the Security Documents (other than the Post-Closing Security Documents), in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.
(ff)    [reserved.]

(gg)    To the extent required under the Security Documents, the Company and the Guarantors shall have made all recordings and filings in all necessary public offices (other than any recordings or filings of the Post-Closing Security Documents), and taken all other necessary and appropriate action, so that the security interest created by each Security Document is a perfected lien on and security interest in all right, title and interest of the Company and Guarantors in the Collateral purported to be covered thereby, prior and superior to all other liens other than liens permitted pursuant to the Indenture, the LC Credit Agreement or the Security Documents.
(hh)    The Initial Purchasers shall have received evidence reasonably satisfactory to them that substantially simultaneously with the purchase of the Securities by the Initial Purchasers, all indebtedness, accrued and unpaid interest and other obligations in respect of the Existing Senior Secured Notes Indenture shall have been paid in full, and all liens and securities interests securing obligations thereunder shall have been released and all filings under the Uniform Commercial Code or other releases, reconveyances, satisfactions or other instruments as the Initial Purchasers may reasonably request to confirm the release thereof shall have been delivered in escrow (duly executed and acknowledge in recordable form, if applicable) to the Initial Purchasers, which may be satisfied by a global deed of release in form and substance reasonably acceptable to the Initial Purchasers.
(ii)    The Company and the Guarantors shall have executed and delivered the Backstop Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received such executed counterparts.
(jj)    Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.
If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled on, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company and the Guarantors in writing or by telephone or facsimile confirmed in writing.
The documents required to be delivered by this Section 6 shall be delivered at the office of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Company and the Guarantors, at 1285 Avenue of the Americas, New York, NY 10019 on the Closing Date.
7.Reimbursement of the Initial Purchasers’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof (other than Sections 10(i)(B), (ii), (iii) or (iv)) or because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or comply with any provision hereof other than by reason of a default by Initial

Purchasers, the Company and the Guarantors will reimburse the Initial Purchasers for all reasonable documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.
8.Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:
(a)Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S in accordance with the restrictions set forth on Annex W hereto. Offers and sales of the Securities will not be made in the European Economic Area in circumstances which would require the publication of a prospectus pursuant to the Prospectus Regulation or otherwise.
(b)No general solicitation or general advertising (within the meaning of Rule 502 under the Act) will be used in the United States in connection with the offering of the Securities.
(c)Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear a legend in substantially the form set forth under “Transfer Restrictions” in the Preliminary Memorandum.
Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Act, arising from or relating to any resale or transfer of any Security.
9.Indemnification and Contribution.
(a)Each of the Company and the Guarantors agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates, directors, officers and employees, and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that each of the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of such Initial Purchaser specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 9(b) hereof. This indemnity agreement will be in addition to any liability which the Company or the Guarantors may otherwise have.
(b)Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each of their respective directors or members and each person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to such Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company and the Guarantors by or on behalf of such Initial Purchaser specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which each Initial Purchaser may otherwise have. Each of the Company and the Guarantors acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and (ii) under the heading “Plan of Distribution,” in the last three paragraphs before the heading “—Other Relationships” in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of any Initial Purchaser for inclusion in the Preliminary Memorandum, the Pricing Supplement, any Company Additional Written Communication or the Final Memorandum.
(c)Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that an indemnifying party shall not be liable for the fees and expenses of more than one such separate counsel (in addition to local counsel) in connection with any proceeding or related proceeding in the same jurisdiction. An indemnifying party shall not be liable for any settlement of any proceeding effected without its consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days before such settlement is entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement. An indemnifying party will not, without the prior written consent (which consent shall not be unreasonably withheld) of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent: (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include an admission of fault by or on behalf of any indemnified party.
(d)In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantors and each Initial Purchaser severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company, the Guarantors and such Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and by such Initial Purchaser, on the other, from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the

Company, the Guarantors and each Initial Purchaser severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors, on the one hand, and of such Initial Purchaser, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by each Initial Purchaser shall be deemed to be equal to the total discount received by such Initial Purchaser, in each case as set forth on the cover page of the Final Memorandum. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantors, on the one hand, or any Initial Purchaser, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and each Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), in no event shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the total discount received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, affiliate and agent of such Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or the Guarantors within the meaning of either the Act or the Exchange Act and each director or member of the Company or the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).
10.Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) (A) trading in the Parent Guarantor’s ordinary shares or any securities of the Parent Guarantor shall have been suspended or limited by the Commission or the Nasdaq Global Select Market or (B) trading in securities generally on the New York Stock Exchange or in The NASDAQ Stock Market shall have been suspended or limited or minimum prices shall have been established on either of such exchanges, (ii) a banking moratorium shall have been declared either by Federal, Bermuda, Ireland or New York State authorities, (iii) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Memorandum, the Pricing Supplement or the Final Memorandum (exclusive of any amendment or supplement thereto).
11.Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities, rights of contribution and other statements of the Company, the Guarantors or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company, the Guarantors or any of the officers, directors, employees, affiliates or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 9 hereof shall survive the termination or cancellation of this Agreement.
12.Recognition of Bail-In.
(a)Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements or understanding between the Initial Purchasers and the Company and the Guarantors, the Company and each of the Guarantors acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:
(i)the effect of the exercise of Bail-in Powers by the relevant Resolution Authority in relation to any BRRD Liability of the Initial Purchasers to the Company or a Guarantor under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:
a.the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;
b.the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant Initial Purchaser(s) or another person, and the issue to or conferral on the Company or a Guarantor of such shares, securities or obligations;
c.the cancellation of the BRRD Liability; and
d.the reduction or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and
(ii)the variation of the terms of this Agreement, as deemed necessary by the relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the relevant Resolution Authority.
(b)For purposes of this Section 12:

(i)“Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.
(ii)“Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule in relation to the relevant Bail-in Legislation.
(iii)“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.
(iv)“BRRD Liability” means a liability in respect of which the relevant Bail-in Powers in the applicable Bail-in Legislation may be exercised.
(v)“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at https://www.lma.eu.com/documents-guidelines/eu-bail-legislation-schedule.
(vi)“Resolution Authority” means any resolution authority with the ability to exercise any Bail-in Powers in relation to any of the Initial Purchasers.
13.Recognition of the U.S. Special Resolution Regimes.
(a)In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c)For the purpose of this Section 13:
(i)“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
(ii)“Covered Entity” means any of the following:

a.a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
b.a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
c.a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(iii)“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(iv)“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
14.Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or telefaxed to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Leveraged Debt Capital Markets, Second Floor, with a copy to the attention of the General Counsel, 36th Floor (fax: (646) 374-1071); or, if sent to the Company or the Guarantors, will be mailed or delivered c/o Weatherford International plc, 2000 St. James Place, Houston, Texas 77056, U.S.A., attention of the General Counsel.
15.Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.
16.No Fiduciary Duty. Each of the Company and the Guarantors hereby acknowledges that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and each Initial Purchaser and any Affiliate through which it may be acting, on the other, (ii) each Initial Purchaser is acting as principal and not as an agent or fiduciary of either the Company or the Guarantors and (iii) the Company’s engagement of each Initial Purchaser in connection with the offering and the process leading up to the offering is as an independent contractor and not in any other capacity. Furthermore, each of the Company and the Guarantors agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any Initial Purchaser has advised or is currently advising the Company or the Guarantors on related or other matters). Each of the Company and the Guarantors agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to either the Company or the Guarantors, in connection with such transaction or the process leading thereto.

17.Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the Initial Purchasers with respect to the subject matter hereof.
18.Applicable Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
If a Guarantor incorporated under the laws of the Netherlands is represented by an attorney-in-fact in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney-in-fact’s authority and the effects of the attorney-in-fact’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.
19.Submission to Jurisdiction and Waiver. By the execution and delivery of this Agreement, the Company and the Guarantors submit to the exclusive jurisdiction of any federal or New York State court located in the City of New York in any suit or proceeding arising out of or relating to the Securities or this Agreement. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any such court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. To the extent that the Company or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Ireland, Bermuda, Switzerland or any political subdivision thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Agreement, or any other actions to enforce judgments in respect of any thereof, the Company and each Guarantor hereby irrevocably waive such immunity, and any defense based on such immunity, in respect of their respective obligations under the above-referenced documents and the transactions contemplated thereby, to the fullest extent permitted by law.
In addition to the foregoing, (i) each of the U.S. Guarantors hereby irrevocably appoints Weatherford Delaware, and Weatherford Delaware hereby accepts such appointment, as its authorized agent, on which any and all legal process may be served in any such action, suit or proceeding brought in the courts specified in the preceding paragraph and (ii) the Company and all the non-U.S. Guarantors agrees to irrevocably appoint CT Corporation Systems as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in the courts specified in the preceding paragraph. Each of the Company and the Guarantors agrees that service of process in respect of it upon such agent shall be deemed to be effective service of process upon it in any such action, suit or proceeding. Each of the Company and the Guarantors agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any such action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, each of the Company and the Guarantors agrees to irrevocably appoint another such agent in New York City as its authorized agent for service of process, on the terms and for the purposes of this Section 19. Nothing herein shall in any way be deemed to limit the ability of the Initial Purchasers, the Trustee or any other person to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Company or the Guarantors or bring actions, suits or proceedings against them in such other jurisdiction, and in such matter, as may be permitted by applicable law.
20.Waiver of Jury Trial. Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
21.Judgment Currency. The obligations of the Company and the Guarantors in respect of any sum due to any Initial Purchaser in United States dollars shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Initial Purchaser of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Initial Purchaser may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Initial Purchaser hereunder, the Company and the Guarantors agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Initial Purchaser against such loss. If the United States dollars so purchased are greater than the sum originally due to such Initial Purchaser hereunder, such Initial Purchaser agrees to pay to the Company or such Guarantor, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Initial Purchaser hereunder.
22.Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of an executed Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
23.Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
24.Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Execution Time” shall mean 3:30 p.m. EST on September 21, 2021.
“Existing Senior Secured Notes Indenture” shall mean the indenture, dated August 28, 2020, among the Company, as issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, governing the Company’s 8.75% Senior Secured Notes due 2024.
“Intercompany Subordination Agreement” shall mean the intercompany subordination agreement, to be dated as of the Closing Date, among the Guarantors party thereto and other parties party thereto.
“IP Security Agreements” shall mean the Notice of Grant of Security Interests in United States Trademarks and the Notice of Grant of Security Interests in United States Patents, each dated as of the Closing Date, and entered into by, as applicable, the Company and the Guarantors party thereto.
“Security Agreement” shall mean that certain Security Agreement, to be dated as of the Closing Date, among the Company, as issuer, the grantors party thereto and Wilmington Trust, National Association, as trustee.
“Security Documents” shall mean the Security Agreement, the Intercreditor Agreement, the Intercreditor Agreement Joinder, the Intercompany Subordination Agreement, mortgages, deeds of trust and other security documents pursuant to which the Issuer and Guarantors will grant liens in favor of the Collateral Agent in accordance with the Indenture and the statements in the Final Memorandum.
“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the Initial Purchasers.

Weatherford International Ltd.,
a Bermuda exempted company

By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
Weatherford International, LLC,
a Delaware limited liability company
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Secretary
Weatherford International plc,
an Irish public limited company
By:    /s/ Scott C. Weatherholt
    Name: Scott C. Weatherholt
    Title:    Executive Vice President, General
    Counsel and Chief Compliance Officer
[Signature Page to Purchase Agreement]

ADVANTAGE R&D, INC.
BENMORE IN-DEPTH CORP.
COLOMBIA PETROLEUM SERVICES CORP.
COLUMBIA OILFIELD SUPPLY, INC.
DATALOG ACQUISITION, LLC
DISCOVERY LOGGING, INC.
EPRODUCTION SOLUTIONS, LLC
HIGH PRESSURE INTEGRITY, INC.
IN-DEPTH SYSTEMS, INC.
INTERNATIONAL LOGGING LLC
INTERNATIONAL LOGGING S.A., LLC
PD HOLDINGS (USA), L.P.
PRECISION DRILLING GP, LLC
PRECISION ENERGY SERVICES, INC.
PRECISION OILFIELD SERVICES, LLP
TOOKE ROCKIES, INC.
VISEAN INFORMATION SERVICES INC.
VISUAL SYSTEMS, INC.
WARRIOR WELL SERVICES, INC.
WEATHERFORD (PTWI), L.L.C.
WEATHERFORD ARTIFICIAL LIFT SYSTEMS, LLC
WEATHERFORD DISC INC.
WEATHERFORD GLOBAL SERVICES LLC
WEATHERFORD INVESTMENT INC.
WEATHERFORD LATIN AMERICA LLC
WEATHERFORD MANAGEMENT, LLC
WEATHERFORD TECHNOLOGY HOLDINGS, LLC
WEATHERFORD U.S., L.P.
WEATHERFORD URS HOLDINGS, LLC
WEATHERFORD/LAMB, INC.
WEUS HOLDING, LLC
WIHBV LLC
WUS HOLDING, L.L.C.

By:	/s/ Christine M. Morrison
Name:	Christine M. Morrison
Title:	Vice President & Secretary

[Signature Page to Purchase Agreement]

WEATHERFORD CANADA LTD.
PRECISION ENERGY SERVICES COLOMBIA LTD.
By:    /s/ Pamela M. Webb
Name: Pamela M. Webb
Title: Vice President
WEATHERFORD BERMUDA HOLDINGS LTD.
By:        /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD INTERNATIONAL HOLDING (BERMUDA) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD SERVICES, LTD.
By:        /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
WEATHERFORD HOLDINGS (BERMUDA) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
HELIX EQUIPMENT LEASING LIMITED
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Assistant Secretary
[Signature Page to Purchase Agreement]

KEY INTERNATIONAL DRILLING COMPANY LIMITED
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Assistant Secretary
WEATHERFORD HOLDINGS (BVI) LTD.
By:    /s/ Mark M. Rothleitner
Name: Mark M. Rothleitner
Title: Vice President - Treasurer
WEATHERFORD COLOMBIA LIMITED
WEATHERFORD DRILLING INTERNATIONAL HOLDINGS (BVI) LTD.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Vice President and Secretary
WEATHERFORD OIL TOOL MIDDLE EAST LIMITED
By:    /s/ Mohammed Dadhiwala
Name: Mohammed Dadhiwala
Title: Senior Vice President
WEATHERFORD DRILLING INTERNATIONAL (BVI) LTD.
By:        /s/ Mohammed Dadhiwala
Name: Mohammed Dadhiwala
Title: Vice President

[Signature Page to Purchase Agreement]

                        WEATHERFORD U.K. LIMITED
By:    /s/ Richard Strachan
Name: Richard Strachan
Title: Director
WEATHERFORD EURASIA LIMITED
By:        /s/ Richard Strachan
Name: Richard Strachan
Title: Director
WEATHERFORD MANAGEMENT COMPANY SWITZERLAND SÀRL
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD PRODUCTS GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD SWITZERLAND TRADING AND DEVELOPMENT GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WEATHERFORD WORLDWIDE HOLDINGS GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
[Signature Page to Purchase Agreement]

WOFS INTERNATIONAL FINANCE GMBH
By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Managing Officer
WOFS ASSURANCE LIMITED
By:    /s/ Scott C. Weatherholt
Name: Scott C. Weatherholt
Title: President
WEATHERFORD OIL TOOL GMBH
            By:    /s/ Kurt Meyer
Name: Kurt Meyer
Title: Managing Director

WEATHERFORD NETHERLANDS B.V.
By:    /s/ Marcus Johannes van Dijk
Name: Marcus Johannes van Dijk
Title: Managing Director
            WEATHERFORD NORGE AS
By:    /s/ Geir Egil Olsen
Name: Geir Egil Olsen
Title: Chairman of the Board
WEATHERFORD SERVICES S. DE R.L.
By:    /s/ Christine M. Morrison
Name: Christine M. Morrison
Title: Administrator

[Signature Page to Purchase Agreement]

WEATHERFORD INTERNATIONAL (LUXEMBOURG) HOLDINGS S.À R.L.
société à responsabilité limitée
8-10, avenue de la Gare
L-1610 Luxembourg
R.C.S. Luxembourg B146.622

By:    /s/ Mathias Neuenschwander
Name: Mathias Neuenschwander
Title: Manager A

[Signature Page to Purchase Agreement]

SIGNED for and on behalf of
WEATHERFORD IRISH HOLDINGS LIMITED
by its lawfully appointed attorney:

in the presence of:

/s/ Pam Davis /s/ Scott C. Weatherholt
Signature of Witness                             Signature of Attorney

Pam Davis      Scott C. Weatherholt
Print Name of Witness                         Print Name of Attorney

2000 St. James Place,
Houston, TX 77056 U.S.A.
Address of Witness

Paralegal
Occupation of Witness
[Signature Page to Purchase Agreement]

WEATHERFORD AUSTRALIA PTY LIMITED
By:/s/ Bruno Teixeira Bezerra
Name: Bruno Teixeira Bezerra
Title: Director
By:/s/ Robert Antonio DeGasperis
Name: Robert Antonio DeGasperis
Title: Director

[Signature Page to Purchase Agreement]

WEATHERFORD DE MEXICO, S. DE R.L. DE C.V.
By:/s/ Rafael Joes Angeli Arab
Name: Rafael Jose Angeli Arab
Title: Attorney-in-fact
PD OILFIELD SERVICES MEXICANA, S. DE R.L. DE C.V.
By:/s/ Rafael Jose Angeli Arab
Name: Rafael Jose Angeli Arab
Title: Attorney-in-fact
[Signature Page to Purchase Agreement]

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.
DEUTSCHE BANK SECURITIES INC.
By:    /s/ Steven Cunningham
    Name: Steven Cunningham
    Title: Managing Director
By:    /s/ Philip Saliba
    Name: Philip Saliba
    Title: Managing Director

[Signature Page to Purchase Agreement]

Schedules and Annexes Intentionally Omitted